Exhibit 10.4

AMENDMENT NO. 1 TO LEASE AGREEMENT
(33421)

This AMENDMENT NO. 1 TO LEASE AGREEMENT (“Amendment”) is dated as of September 23, 2002, and is entered into by and between AWMS I, a Delaware statutory business trust (“Lessor”), and Hawaiian Airlines, Inc., a Hawaii corporation (“Lessee”)

RECITALS

A.                                   Lessor and Lessee have heretofore entered into a Lease Agreement (33421) dated as of September 20, 2001, as supplemented by Lease Supplement dated September 23, 2002 which was recorded by the Federal Aviation Administration on October 3, 2002 and assigned Conveyance No. F81267 (as amended, modified or supplemented to the date hereof, the “Lease”), providing for the lease of one (1) Boeing Model 767-33AER aircraft bearing Manufacturer’s Serial Number 33421.

B.                                     Lessee has requested that certain master changes, seat and galley options, and certain BFE associated therewith be incorporated into the Aircraft at Lessee’s cost and Lessor has so agreed.

C.                                     Lessor and Lessee wish to amend the terms of the Lease on the terms and conditions set forth herein in order to give effect to the foregoing agreement.

D.                                    Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Lease and references to “Articles” herein shall be construed to refer to Articles of the Lease.

TERMS AND CONDITIONS

Therefore, in consideration of the premises, and for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       The Lease is hereby amended as follows:

(a)          Article 1 of the Lease is hereby amended by adding the following defined term in the appropriate alphabetical order:

“Package B” means the master changes, configuration, seat and galley options, all as identified on Attachment B to Schedule 2, and the BFE associated therewith.

(b)         Article 2(a)(ii)(A) of the Lease is hereby amended by:  (i) deleting “and” from the end of clause (f) of such article; (ii) re-designating clause (g) of such article as clause (h); and (iii) inserting the following new clause (g) immediately after clause (f) of such article:

“(g)                           payment in full for the cost of any Package B paid by Lessor; and”

(c)          Article 2(h) of the Lease is hereby amended by (i) changing the caption of such article to read “BFE/Package B”, and (ii) adding the following thereto at the end of such article:

“Prior to the Delivery Date, if consistent with applicable Manufacturer and vendor lead-time constraints, Lessor shall, at Lessee’s cost, acquire and install or cause to be installed in the Aircraft the Package B. If installation of any portion of the Package B prior to the Delivery Date is not consistent with applicable Manufacturer and vendor lead-time constraints, then Lessor shall have no obligation to install such portion and Lessee may, at its option and cost, install such portion after the Delivery Date.”

(d)                                 Paragraph 2 of Schedule “1” of the Lease is hereby amended by adding the following new sentences at the end of such paragraph:

“The total cost (including without limitation taxes, handling charges and cost of installation) of the Package B shall be the sole cost and responsibility of Lessee.  If Lessor pays or is obligated to pay all, or any portion of, the cost of the Package B, then at such time as Lessor pays such cost, and in any event on or before the Delivery Date, Lessee shall reimburse Lessor for the amount of such cost paid or to be paid by Lessor.”

(e)                                  Schedule 2 of the Lease is hereby amended by (i) replacing the text “See Attachment A to this Schedule 2” in Paragraph 1.1 of such schedule with “See Attachments A and B to this Schedule 2”, and (ii) adding Attachment B to this Amendment to such schedule as a new Attachment B.

2.                                       Lessee hereby represents and warrants to Lessor as of the date hereof that: (A) Lessee is a corporation duly organized and existing in good standing under the laws of Hawaii, and has full power, authority and legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under this Amendment and the Lease as amended hereby; (B) the execution and delivery of this Amendment and the performance by Lessee of its obligations hereunder and under the Lease as amended hereby have been authorized by all necessary action on the part of Lessee, do not require any approval of stockholders of Lessee or of any other Person; and (C) this Amendment has been duly executed and delivered by Lessee and this Amendment and the Lease as amended hereby constitute legal, valid and binding obligations of Lessee, enforceable in accordance with their terms, except where the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency or other laws affecting creditors’ rights generally.

3.                                       This amendment when executed and delivered by Lessor and Lessee shall be effective as of the date first set forth above.

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4.                                       This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.                                       Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.  No term or provision of this Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom the enforcement of the change, waiver, discharge or termination is sought.

6.                                       This Amendment supersedes all prior agreements and understandings between the parties hereto with respect to the subject matter hereof.

7.                                       Except as specifically amended hereby, the Lease (and all of Lessee’s obligations thereunder) remains in full force and effect and is hereby reaffirmed.  This Amendment does not constitute a novation of the Lease, and Lessee’s obligations under the Lease shall continue in full force and effect, except and only to the extent modified herein.  This Amendment is ancillary to the Lease and the governing law and jurisdiction set forth in the Lease shall apply to this Amendment.

8.                                       Delivery of an executed counterpart of this Amendment by telefax shall be equally as effective as delivery of a manually executed counterpart thereof.  Any party hereto delivering an executed counterpart of this Amendment by telefax shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect hereof.

9.                                       On and after the effectiveness of this Amendment, each reference in the Lease to “the Lease”, “this Lease”, “hereunder”, “hereof”, or words of like import referring to the Lease, shall mean and be a reference to the Lease as amended by this Amendment.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the date first written above.

AWMS I

By:	/s/ Kimberly Karavasilis

Title:

HAWAIIAN AIRLINES, INC.

By:	/s/ Christine Deister

Title:

By:	/s/ Brian Hermansader

Title:

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Attachment B
Package B

ADDITIONAL CHANGE OPTIONS TO PA 2376

OPTION NUMBER

DESCRIPTION

2210-000039	AUTOFLIGHT - FULL TIME FLIGHT DIRECTOR
2311-000137	HF COMMUNICATIONS - PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK
2311A138A52	DUAL HF DATA RADIO - ARINC 753 - ACTIVATION - AIRLINE DATA LINK COMMUNICATIONS ONLY
2311A138A55	HF COMMUNICATIONS - DUAL ALLIEDSIGNAL HF TRANSCEIVERS - P/N 964-0452-012 - AND DIGITAL HF COUPLERS - P/N 964-0453-011 - BFE/SPE
2331A045M63	PASSENGER ADDRESS - PRE-RECORDED ANNOUNCEMENT AND BOARDING MUSIC SYSTEM - SONY/ROCKWELL COLLINS
2332A045L30	PARTIAL PROVISIONS FOR AIRSHOW 420 PASSENGER FLIGHT INFORMATION SYSTEM
2351-000033	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1342 - BFE/SPE
2351A213B79	BOOM MICROPHONE HEADSET - SECOND OBSERVER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE
2520A134P95	INTERIOR DECOR - AWW
2528A134P88	LITERATURE POCKETS - BFE
2562A134P96	OVERWATER EMERGENCY EQUIPMENT
2564A134P97	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT
3133-000057	FULL FORMAT PRINTER - MILTOPE - ARINC 744 - P/N 706300-212 - BFE/SPE
3342-000022	TAXI LIGHT ON NOSE LANDING GEAR - STEERABLE
3446A065A49	EGPWS - PEAKS AND OBSTACLES FEATURES
3453A065A23	ATC SYSTEM - ALLIEDSIGNAL ATC TRANSPONDER P/N 066-01127-1601 - TCAS CHANGE 7 COMPLIANT - ALLIEDSIGNAL CONTROL PANEL P/N 071-01503-1501 - BFE/SPE
3453A887B73	AIR TRAFFIC CONTROL TRANSPONDER SYSTEM - PARTIAL PROVISIONS FOR ENHANCED SURVEILLANCE -
3611-000006	ALLIEDSIGNAL INC. - INTERMEDIATE PRESSURE (IP) CHECK VALVES - GE\P&W ENGINES
3832-000031	VACUUM WASTE SYSTEM - ENVIROVAC TOILET ASSEMBLIES

MASTER CHANGES REQUESTED AND ACCEPTED BY HAWAIIAN AIRLINES

CHANGE NUMBER	DESCRIPTION
1135B665A15	MP - EMERGENCY EQUIPMENT LOCATION CODE PLACARDS - BFE- INSTALLATION
2331A045P06	MP - PASSENGER ADDRESS (PA) SYSTEM - REPLACEMENT - RAM/BMM - STAND ALONE SYSTEM IN LIEU OF INTEGRATED SYSTEM – CSE
2340A973A36	MP - INTERPHONE - REVISION - CREW COMMUNICATION - PILOT’S CALL PANEL - WITH “PA IN USE” - THREE BLUE CABIN CALL INDICATORS/SWITCHES IN LIEU OF FOUR INDICATORS/SWITCHES
2520A044J60	MP - PASSENGER COMPARTMENT - REVISION – INTERIOR DECOR - STAINLESS STEEL KICKPLATE DELETION
2527B665B64	MP – FLOOR COVERING – REVISION – NOTCHED SEAT TRACK COVERS
2528A044J61	MP - STOWAGE COMPARTMENTS - REVISION – MAGAZINE RACKS - BFE IN LIEU OF SFE
2540B665A19	MP - 2F-4L LAVATORY - REVISION - ADDITION OF INSERTS FOR FOLDING CART STOWAGE
2564B665A22	MP - EMERGERNCY EQUIPMENT – REVISION
2564B665A62	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT
2564B665B39	MP – DETACHABLE EMERGENCY EQUIPMENT – RELOCATION – PASSENGER COMPARTMENT
3133B716A01	MP - MULTI-INPUT PRINTER - THALES - P/N C12349CC03 - IN LIEU OF MILTOPE - BFE

ADDITIONAL CSE EQUIPMENT

The following equipment is CSE and is purchased by Boeing

REASON	VENDOR	DESCRIPTION	P/NO	QTY
MC 2331A045P06	Rockwell	PRAM	980-0800-139	1
MC 2331A045P06	Rockwell	PRAM Controller	980-4597-001	1

ADDITIONAL BFE EQUIPMENT

The following equipment has been purchased by AWW/BCC to support Hawaiian requested Options or Master Changes.

REASON	VENDOR	DESCRIPTION	P/NO	QTY
Note 2	Jamco	Removeable Sink Strainers	Various
MC 2528A044J61	Magee	2-Tier Mag. Rack	124-11064-1A	4
MC 2528A044J61	Magee	Single Tier Mag. Rack	124-11042-4C	2
MC 3133B716A01 (Note 1)	Thales	ACARS Printer	C12349CC03	1
2351-000033	Electrovoice	Hand Microphone	903-1342	2
2351A213B79	Telex	Boom Microphone	64300-200	1
2520A134P95	Tapis	Tapestry	GPWB-900-223-EMB-HAW	18 sheets
2520A134P95	Tapis	Grospoint	GPWB-900-99	30 feet
2520A134P95	Tapis	Tapestry	GPWB-900-223-EMB-HAW-EX	1 sheet
2528A134P88	Brice Mfg	Literature Pocket	7079-501AN	20
2564A134P97	Kidde	Halon Extinguisher	466090	3

Note 1:                      Allied Signal ACARS Printer included in the Baseline AWW Specification is replaced by MC 3133B716A01.

Note 2:                      Galley Design feature requested by Hawaiian Airlines.

The following are one-time only charges that will be billed on the first aircraft only.

REASON	VENDOR	DESCRIPTION
Note 1	Jamco	Engineering for Removeable Sink Strainers
Note 1	Jamco	Design of Misc. Stowage Boxes
2528A044J61	Jamco	Incorporation of BFE Magazine Racks
Note 1	Jamco	Wheelchair Restraint Incorporation
2520A134P95	Tapis	Tapestry. 4 sheets required for flammability testing at Jamco

Note 1:                      Galley Design feature requested by Hawaiian Airlines.

DEVELOPMENT CHANGES

The following Master Changes have been accepted in order to make specification corrections. These are at No Cost to Hawaiian but form part of the aircraft specification.

CHANGE NUMBER	DESCRIPTION
2524B665A56	CLOSETS, PARTITIONS AND CLASS DIVIDERS – REVISION – DOOR 1, LH
2550A973A35	CARGO COMPARTMENTS – REVISION – NO PROVISIONS FOR LOADING LONG LIGHTWEIGHT ITEMS – FORWARD CARGO COMPARTMENT
2560B745A08	EMERGENCY EQUIPMENT – REPLACEMENT – PROTECTIVE BREATHING EQUIPMENT – FLIGHT DECK – B/E AEROSPACE – BFE
3350B665A44	EMERGENCY LIGHTING – REVISION – ESCAPE PATH LIGHTING – FLOOR MOUNTED - BFE